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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  March 28, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

         On March 28, 2006, the Compensation Committee of the Board of Directors of BKF Capital Group, Inc. (the "Company") approved the cash bonus program for 2006 for Mr. John Siciliano, President and Chief Executive Officer of the Company. This cash bonus program was adopted pursuant to the Company's Amended and Restated 1998 Incentive Compensation Plan (the "Plan"), and is intended to be exempt from the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended. Under such program, Mr. Siciliano will receive bonus compensation if either of the following two performance standards are met, and if both are standards are met, he shall receive the aggregate of the two amounts. Mr. Siciliano will receive a bonus amount not to exceed $1 million based upon the level of EBITDA of the Company under one standard, and will receive a bonus amount not to exceed $1.5 million based upon a stock performance measure relating to enterprise value per share under the other standard.

         In addition, the Company and Mr. Siciliano agreed on accelerated vesting terms regarding Mr. Siciliano's restricted stock and option awards previously granted under his employment agreement with the Company in the event the aggregate bonuses earned under the bonus programs adopted for him pursuant to the Plan ("162(m) Bonuses") exceed a specified amount to be determined by the Compensation Committee on an annual basis (which amount shall be $1 million with respect to 2006). If Mr. Siciliano's 162(m) Bonus in respect of a particular year exceeds the applicable amount, then the equity awards scheduled to vest in the year following that year shall vest as of March 31, rather than September 28, of such following year. For example, if Mr. Siciliano's 162(m) Bonus with respect to 2006 (and payable in 2007) is at least $1 million, the vesting of 50,000 shares and 50,000 options which otherwise would have occurred on September 28, 2007 shall be accelerated to March 31, 2007. No additional restricted stock or option awards will then vest on September 28, 2007. In the event the 162(m) Bonuses is less than the specified amount, then a percentage of the tranche of restricted stock and options scheduled to vest on the applicable September 28 equal to the quotient of the actual 162(m) Bonus divided by the specified amount shall be accelerated to March 31, with the balance vesting on September 28 as scheduled.



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                                  SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 31, 2006

                             BKF CAPITAL GROUP, INC.


                             By: /s/ Norris Nissim
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                                 Name:   Norris Nissim
                                 Title: Senior Vice President, General Counsel and Secretary